                                                                  CONFORMED COPY

                                  $160,000,000

                                IMAX CORPORATION

                          9 5/8 % SENIOR NOTES DUE 2010


                          REGISTRATION RIGHTS AGREEMENT


                                                                December 4, 2003

Credit Suisse First Boston LLC
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC
U.S. Bancorp Piper Jaffray Inc.
   c/o Credit Suisse First Boston LLC
   Eleven Madison Avenue
   New York, New York 10010-3629

Dear Sirs:

         IMAX Corporation, a corporation incorporated under the federal laws of Canada ("COMPANY"), proposes to issue and sell to Credit Suisse First Boston LLC, Jefferies & Company, Inc., Wachovia Capital Markets, LLC and U.S. Bancorp Piper Jaffray Inc. (collectively, the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement dated as of November 19, 2003 (the "PURCHASE AGREEMENt"), $160,000,000 aggregate principal amount of its 9 5/8% Senior Notes due 2010 (the "INITIAL NOTES") to be guaranteed (the "GUARANTEES," together with the Initial Notes, the "INITIAL SECURITIES") by the guarantors named therein (the "GUARANTORS"). The Initial Securities will be issued pursuant to an Indenture, dated as of December 4, 2003, (the "INDENTURE") among the Company and U.S. Bank National Association (the "TRUSTEe"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and each of the Guarantors agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "HOLDERS"), as follows:

         1. Registered Exchange Offer. The Company and Guarantors shall, at their own cost, prepare and, not later than 90 days after (or if the 90th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the "ISSUE DATE"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Company, with guarantees endorsed thereon by the Guarantors (the "EXCHANGE SECURITIES"), issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial

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Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act . The Exchange Securities will be issued as evidence of the same continuing indebtedness of the Company and will not constitute the creation of new indebtedness. Each of the Company and the Guarantors shall use its respective reasonable best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 180 days (or if the 180th day is not a business day, the first business day thereafter) after the Issue Date of the Initial Securities and shall keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

         If the Company and the Guarantors effect the Registered Exchange Offer, the Company and the Guarantors will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof, provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall as promptly as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission or under applicable Canadian securities laws from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States, it being recognized that, in order to participate in the exchange, Canadian resident holders of Initial Securities will be required to be eligible to participate in the Registered Exchange Offer pursuant to applicable prospectus exemptions under Canadian provincial securities laws that do not require the delivery of a specified form of offering document.

         The Company and each of the Guarantors acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing substantially the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

         The Company and each of the Guarantors shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities (the "RESALE PERIOD"); provided, however, that (i)


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in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers give written notice to the Company that they have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company and the Guarantors shall make such prospectus, and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

         If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company, with guarantees endorsed thereon by the Guarantors, issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "PRIVATE EXCHANGE SECURITIES"). The Private Exchange Securities will be issued as evidence of the same continuing indebtedness of the Company and will not constitute the creation of new indebtedness. The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

         In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

                  (a) mail, or reasonably cause to be mailed, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (e)  otherwise comply with all applicable laws.

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company and the Guarantors shall:

                  (x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange, subject to the availability of prospectus exemptions under applicable Canadian securities laws in the case of Canadian resident holders of Initial Securities;



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                  (y) deliver to the Trustee for cancellation all the Initial
         Securities so accepted for exchange; and

                  (z) cause the Trustee to authenticate and deliver promptly to each registered holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such registered holder so accepted for exchange.

         The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

         Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or any ot the Guarantors or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, and has no understanding or arrangement with any person to participate in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities, (vi) if such Holder is a Canadian resident, that it is eligible to acquire the Exchange Securities pursuant to an available exemption from the prospectus requirements of the securities legislation of that Holder's province of residence and (vii) such Holder shall make such other representations as may be required under applicable Commission rules or regulations or interpretations of the staff of the Commission to render the use of the appropriate form under the Securities Act available or for the Exchange Offer Registration Statement to be declared effective.

         Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



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         2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company and the Guarantors are not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 60 business days after the Exchange Offer Registration Statement is declared effective, (iii) any Initial Purchaser so requests in writing prior to the 20th business day following the consummation of the Registered Exchange Offer with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is prohibited by law or Commission policy from participating in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company and each of the Guarantors shall take the following actions:

                  (a) The Company and each of the Guarantors shall, at its cost, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective a registration statement (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company and each of the Guarantors shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof).

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company and each of the Guarantors shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein, not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.



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         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The Company and each of the Guarantors shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company and each of the Guarantors shall provide each Initial Purchaser the opportunity to review and provide comments with respect to each such document and shall use its respective reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include substantially the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement;
         (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders, provided such information is provided to the Company at least five business days prior to the filing thereof.

                  (b) The Company and the Guarantors shall give written notice to the Initial Purchasers, the registered holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses
         (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when the Registration Statement or any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the prospectus included therein or for additional information;



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                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Company or any of the
                  Guarantors or any of their respective legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  Company or the Guarantors to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Company and each of the Guarantors shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company and each of the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company and each of the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (e) Until the expiration of the Resale Period, the Company and each of the Guarantors shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company and each of the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                  (f) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company and each of the Guarantors shall use its reasonable best efforts to arrange for the qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as a majority of the Holders designate in writing, shall cooperate with the Holders of the Securities included in any Registration Statement and their respective counsel in connection with such qualification and do any and all other acts or things necessary or


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         advisable to enable the offer and sale in such jurisdictions of the
         Securities covered by such Registration Statement; provided that the Company and each of the Guarantors shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state, which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (g) The Company and each of the Guarantors shall cooperate with the registered holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the registered holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company and each of the Guarantors is required to maintain an effective Registration Statement, the Company and each of the Guarantors shall as promptly as practicable prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs
         (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(h).

                  (i) Not later than the effective date of the applicable Registration Statement, the Company and each of the Guarantors will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (j) The Company and each of the Guarantors will comply, in all material respects, with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (k) The Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, no later than the effective date of any Registration Statement and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (l) The Company and the Guarantors may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request. No such Holder is entitled to a copy of the prospectus until such requested information is given to the Company, unless such failure to furnish such information would not materially delay effectiveness of such Shelf Registration Statement.

                  (m) The Company and each of the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                  (n) In the case of any Shelf Registration, the Company and each of the Guarantors shall (i) make reasonably available for inspection by Holders of a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and (ii) cause the Company's and the Guarantors' officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by Holders of a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and shall be coordinated and conducted on behalf of the other parties by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; provided that any such records, documents, properties and such information that is designated in writing by the Company, reasonably and in good faith, as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by any such attorney, accountant or agent. Each such person will be required to agree or acknowledge that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault or action of such person.

                  (o) In the case of any Shelf Registration, the Company and each of the Guarantors, if requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted

         Securities at the time outstanding covered thereby, shall cause (i) its counsel (which may be the general counsel of the Company) to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and certain of its subsidiaries; the qualification of the Company and certain of its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(m) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and certain of its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(m) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture, in all material respects, with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the applicable Securities and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (p) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company and each of the Guarantors shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form to be agreed upon by the parties as customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form; provided, however, that the obligation to provide a comfort letter pursuant to subsection (ii) above shall only arise once.

                  (q) if a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                  (r) The Company and each of the Guarantors will use its reasonable best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                  (s) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and each of the Guarantors will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (t) The Company and each Guarantor shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

         4. Registration Expenses. The Company and the Guarantors shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.

         5. Indemnification. (a) The Company and each of the Guarantors agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus or final prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, and in the case of the prospectus, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company and the Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus or final prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or final prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus (as amended or supplemented) if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer and (iii) the Company and the Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon the use of a Registration Statement after (x) a stop order has been issued by the Commission in respect of a Registration Statement or any proceedings for such purposes have been initiated or (y) a Registration Statement has been suspended, so long as in the case of
(x) and (y), the Holders shall have received prior notice of such action from the Company; provided further, however, that this indemnity agreement will be in addition to any liability which the Company or the Guarantors may otherwise have to such Indemnified Party. The Company and the Guarantors shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

         (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and the Guarantors and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or the Guarantors or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus or final prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, and in the case of the prospectus, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or the Guarantors or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of the Guarantors or any of its controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or
(b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnifying party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnifying party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 5(c), the indemnified party may effect a settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party and the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent it such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

         (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or the Guarantors.

         (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6. Special Interest Under Certain Circumstances. (a) Special Interest (the "SPECIAL INTEREST") with respect to the indebtedness initially evidenced by the Initial Securities shall be payable as follows if any of the following events occur (each such event in clauses (i) through (vi) below a "REGISTRATION DEFAULT":

                  (i) if the Company and the Guarantors fail to file an Exchange Offer Registration Statement with the Commission on or prior to the 90th day after the Issue Date of the Initial Securities;

                  (ii) if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day after the Issue Date of the Initial Securities;

                  (iii) if the Exchange Offer is not consummated on or before the 60th business day after the Exchange Offer Registration Statement is declared effective;

                  (iv) if obligated to file the Shelf Registration Statement and the Company fails to file the Shelf Registration Statement with the Commission on or prior to the 60th day after such filing obligation arises;

                  (v) if obligated to file a Shelf Registration Statement and the Shelf Registration Statement is not declared effective on or prior to the 150th day after the obligation to file a Shelf Registration Statement arises, or

                  (vi) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Special Interest shall accrue on the indebtedness evidenced by the Initial Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate in an amount equal to $0.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90 day period immediately following the occurrence of such Registration Default (the "SPECIAL INTEREST RATE"). The Special Interest Rate shall increase by an additional $0.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90 day period until all Registration Defaults have been cured, up to a maximum Special Interest Rate of $0.50 per week per $1,000 in principal amount of Transfer Restricted Securities.

         (b) A Registration Default referred to in Section 6(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company and the Guarantors where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company and the Guarantors that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company and the Guarantors are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Special Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

         (c) Any amounts of Special Interest due pursuant to clauses (i)-(vi) of
Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Special Interest will be determined by multiplying the applicable Special Interest Rate by the principal amount of the Initial Securities, multiplied by a fraction, the numerator of which is the number of days such Special Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360. The Company shall not be required to pay Special Interest for more than one Registration Default at any given time. Following the cure of all Registration Defaults, the accrual of Special Interest will cease.

         (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Initial Securities is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         7. Rules 144 and 144A. The Company and each of the Guarantors shall use its respective reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company or any of the Guarantors is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company and each of the Guarantors covenant that it will take such further action as the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities then outstanding may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company and the Guarantors will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of Holders of a majority in aggregate principal amount of the Transfer Restricted Securities then outstanding, the Company and the Guarantors shall deliver to the Holders a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this
Section 7 shall be deemed to require the Company or the Guarantors to register any of its securities pursuant to the Exchange Act.

         8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and

(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.



         9.  Miscellaneous.

         (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                  (2)  if to the Initial Purchasers;

                           Credit Suisse First Boston LLC
                           Eleven Madison Avenue
                           New York, NY 10010-3629
                           Fax No.:  (212) 325-8278
                           Attention:  Transactions Advisory Group

         with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue, Suite 3400
                           Los Angeles, CA 90071
                           Fax No.: (213) 687-5600
                           Attention: Nicholas P. Saggese, Esq.

                  (3) if to the Company or the Guarantors, at its address as follows:

                           IMAX Corporation
                           2525 Speakman Drive
                           Sheridan Science and Technology Park
                           Mississauga, Ontario L5K 1B1, Canada
                           Fax No.: (905) 403-6468
                           Attention:  Deputy General Counsel.

         with a copy to:

                           Shearman & Sterling LLP.
                           Commerce Court West
                           199 Bay Street #4405

                           P.O. Box 247
                           Toronto, Ontario M5L 1E8, Canada
                           Fax No.: (416) 360-2958
                           Attention: Brice Voran

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (c) No Inconsistent Agreements. The Company and each of the Guarantors has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (d) Successors and Assigns. This Agreement shall be binding upon the Company and each of the Guarantors and each of their respective successors and assigns.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (j) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company and each of the Guarantors (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed IMAX U.S.A., Inc. (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that IMAX U.S.A., Inc. has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon IMAX U.S.A., Inc. and written notice of said service to the

Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and each of the Guarantors further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of IMAX U.S.A., Inc. in full force and effect so long as any of the Initial Securities shall be outstanding. To the extent that the Company or any of the Guarantors may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company and the Guarantors in accordance with its terms.

                                   ISSUER:

                                   IMAX Corporation


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Sr. Vice President, Legal Affairs

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President Finance, Special
                                            Projects

                                   GUARANTORS:

                                   David Keighley Productions 70MM Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX II U.S.A. Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Chicago Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Forum Ride, Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Minnesota Holding Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Rhode Island Limited Partnership
                                   By its General Partner
                                   IMAX Providence General Partner Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Sandde Animation Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Scribe Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Space Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Theatre Holdings (OEI) Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Management Company


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Services Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX U.S.A. Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Miami Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Mitey Cinema Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Mountainview Theatre Management Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Nyack Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (Nyack I) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Ridefilm Corporation


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Sacramento Theatre LLC
                                   By its Managing Member
                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Sonics Associates, Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Starboard Theatres Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Tantus Films Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Wire Frame Films Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   1329507 Ontario Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   924689 Ontario Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX (Titanica) Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX (Titanic) Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Music Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (Brossard) Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Film Holding Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Indianapolis LLC


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Pictures Corporation


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Immersive Entertainment Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Providence General Partner Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Providence Limited Partner Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (California I) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (California II) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   IMAX Theatre Holding (Nyack I) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Holding (Nyack II) Co.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   IMAX Theatre Management (Scottsdale), Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Panda Productions Inc.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

                                   Strategic Sponsorship Corporation


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   Tantus II Films Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President


                                   RPM Pictures Ltd.


                                   By  /s/  G. Mary Ruby
                                     -------------------------------------------
                                   Name:    G. Mary Ruby
                                   Title:   Secretary

                                   By  /s/  Edward MacNeil
                                     -------------------------------------------
                                   Name:    Edward MacNeil
                                   Title:   Vice President

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON LLC
JEFFERIES & COMPANY, INC.
WACHOVIA CAPITAL MARKETS, LLC
U.S. BANCORP PIPER JAFFRAY INC.

By: CREDIT SUISSE FIRST BOSTON LLC



By  /s/  Thomas C. Davidov
  ----------------------------------------
Name:    Thomas C. Davidov
Title:   Director

                                                                         ANNEX A




         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B




         Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C



                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 200_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


--------------------
         (1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                       ---------------------------------------
                  Address:
                          ------------------------------------

                          ------------------------------------




If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



                                      D-1